THE CHARLES SCHWAB FAMILY OF FUNDS

(the “Trust”)

Schwab California AMT Tax-Free Money Fund – Value Advantage Shares

Supplement dated June 4, 2014 to the Schwab California AMT Tax-Free Money Fund – Value Advantage Shares Summary Prospectus and

Schwab Value Advantage Investments Prospectus each dated April 30, 2014

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

The Board of Trustees of the Trust (the “Board”) has approved (1) the closure of Schwab California AMT Tax-Free Money Fund — Value Advantage Shares (the “CA AMT Tax-Free Money Fund”) to new and existing investors; and (2) an Agreement and Plan of Reorganization (the “Plan of Reorganization”) that would provide for the reorganization of the CA AMT Tax-Free Money Fund into Schwab California Municipal Money Fund — Value Advantage Shares (the “CA Muni Money Fund”), a fund with a substantially similar investment objective and similar investment strategies.

Accordingly, effective as of the close of business on June 4, 2014 (the “Closing Date”), CA AMT Tax-Free Money Fund will close to new and existing investors. Existing shareholders (including participants in 401(k) plans) as of the Closing Date may continue to receive dividends and/or distributions in the form of additional shares of CA AMT Tax-Free Money Fund. Effective as of the Closing Date, shareholders of other funds of the Trust will not be permitted to exchange any of their shares for shares of CA AMT Tax-Free Money Fund.

The Plan of Reorganization approved by the Board sets forth the terms by which CA AMT Tax-Free Money Fund will transfer its assets and liabilities to CA Muni Money Fund in exchange for Value Advantage Shares of the CA Muni Money Fund, and subsequently distribute those CA Muni Money Fund shares to shareholders of CA AMT Tax-Free Money Fund (the “Reorganization”). If the Reorganization is approved by shareholders and consummated, shareholders of CA AMT Tax-Free Money Fund will become shareholders of CA Muni Money Fund. The Reorganization is intended to be tax-free, meaning that the CA AMT Tax-Free Money Fund’s shareholders will become shareholders of the CA Muni Money Fund without realizing any gain or loss for federal income tax purposes and the Reorganization will be tax-free for CA AMT Tax-Free Money Fund and CA Muni Money Fund.

The Reorganization must be approved by shareholders of CA AMT Tax-Free Money Fund, who will be asked to vote, in person or by proxy, at a special meeting of shareholders currently scheduled to be held during the third quarter of 2014. CA AMT Tax-Free Money Fund shareholders of record should expect to receive a proxy statement/prospectus that describes the investment objective, strategies, expenses and risks of an investment in CA Muni Money Fund and provides more detailed information about the proposed Reorganization, CA Muni Money Fund and the special meeting. If approved by shareholders at the special meeting, the Reorganization is expected to occur during the third quarter of 2014. Charles Schwab Investment Management, Inc., investment adviser to CA AMT Tax-Free Money Fund and CA Muni Money Fund, will bear the costs and expenses related to the Reorganization

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.

REG 81192- 00 (06/14) ©2014 All Rights Reserved

00118964